Exhibit 10.14


     Schedule of Executed Joint Venture Agreements
     By and Between Coverntry Corporation


Coventry Corporation a wholly-owned subsidary of Sterling House Corporation has entered into the following agreements with Elderly Living, Limited Partnership which vary only in the following material respects from Exhibit 10.13.

Project Entities                     Date Executed     Facility Location

Sherwood Development, L.L.C.         June 25, 1997    San Antonio-Whitby, TX
                                                      New Braunfels, TX

Glenwood Development, L.L.C.         June 25, 1997    Brighton, CO

Winchester Development, Limited      June 25, 1997    Piqua, OH
                                                      Sprindale, OH

Gladstone Development,               June 25, 1997    Port Charlotte, FL
Limited Partnership                                   Jacksonville, FL

Bristol Development,                 July 31, 1997    Ormond Beach, FL
Limited Partnership

Devon Development, Limited            July 31, 1997    Urbana, OH
                                                      Washington Township, OH

Sheffield Development,               July 31, 1997    LeHigh Acres, FL
Limited Partnership                                   Venice, FL